U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 22, 2004

Date of Report (Date of earliest event reported)

BALLANTYNE OF OMAHA, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	1-13906	47-0587703
(State Or Other Jurisdiction Of Incorporation or Organization)	(Commission File No.)	(IRS Employer Identification Number)

4350 McKinley Street

Omaha, NE 68112

(Address of Principal Executive Offices) (Zip Code)

(402) 453-4444

(Telephone Number)

Form 8-K

Item 7.            Financial Statements and Exhibits

(c)           Exhibits.

99.1  Press Release dated March 22, 2004 disclosing the Company’s financial results for the quarter and year ended December 31, 2003.

Item 12.         Results of Operations and Financial Condition

Pursuant to Item 12, a press release of the Company dated March 22, 2004 describing the Company’s financial results for the quarter and year ended December 31, 2003, is attached as Exhibit 99.1.

The foregoing information, including exhibit 99.1 attached to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE OF OMAHA, INC.

Date: March 25, 2004	By:	/s/ Brad French
Brad French Secretary/Treasurer and Chief Financial Officer Officer